Exhibit 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American National Bankshares Inc. (the "Company") for the period ending March 31 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles H. Majors, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Charles H. Majors
-------------------------------------
Charles H. Majors
President and Chief Executive Officer


May 13, 2003

Exhibit 99.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American National Bankshares Inc. (the "Company") for the period ending March 31 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles H. Majors, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Brad E. Schwartz
---------------------------------------------
Brad E. Schwartz
Senior Vice-President and
Secretary-Treasurer (Chief Financial Officer)


May 13, 2003